Exhibit 99.2

Contents 3 Q3 Key Highlights 4 Q3 Results Overview 11 Loans 16 Deposits, Liquidity, Securities, Interest Rate Sensitivity & Capital 21 Credit Quality 24 Key Takeaways and Management Outlook 26 Appendix 3 rd Quarter 2021 Earnings Presentation | NASDAQ: SFNC

2 Forward - Looking Statements and Non - GAAP Financial Measures Forward - Looking Statements . Certain statements by Simmons First National Corporation (the “Company”, which where appropriate includes the Company’s wholly - owned banking subsidiary, Simmons Bank) contained in this presentation may not be based on historical facts and should be considered "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements may be identified by reference to a future period(s) or by the use of forward - looking terminology, such as "anticipate," "estimate," "expect," "foresee,“ “project,” "may," "might," "will," "would," "could,“ “likely” or "intend," future or conditional verb tenses, and variations or negatives of such terms . These forward - looking statements include, without limitation, those relating to the Company’s future growth ; revenue ; expenses (including interest expense and non - interest expenses) ; assets ; loan demand ; asset quality ; profitability ; earnings ; critical accounting policies ; accretion ; net interest margin ; noninterest revenue ; market conditions related to and impact of the Company's common stock repurchase program ; adequacy of the allowance for loan losses ; income tax deductions ; credit quality ; level of credit losses from lending commitments ; net interest revenue ; interest rate sensitivity ; loan loss experience ; liquidity ; capital resources ; market risk ; the expected benefits, milestones, or costs associated with the Company’s merger and acquisition strategy and activity ; the Company’s ability to recruit and retain key employees ; the ability of the Company to manage the impact of the COVID - 19 pandemic ; the impacts of the Company’s and its customers participation in the Paycheck Protection Program (“PPP”) ; increases in the Company’s security portfolio ; legal and regulatory limitations and compliance and competition ; anticipated loan principal reductions ; fees associated with the PPP ; plans for investments in securities ; statements on the slide titled “Key Takeaways and Management Outlook” ; the charges, gains, and savings associated with completed and future branch closures and branch sales ; expectations and projections regarding the Company’s COVID - 19 loan modification program ; and projected dividends . Readers are cautioned not to place undue reliance on the forward - looking statements contained in this presentation in that actual results could differ materially from those indicated in or implied by such forward - looking statements, due to a variety of factors . These factors include, but are not limited to, changes in the Company's operating or expansion strategy ; the availability of and costs associated with obtaining adequate and timely sources of liquidity ; the ability to maintain credit quality ; the effect of steps the Company takes in response to the COVID - 19 pandemic ; the severity and duration of the pandemic, including the effectiveness of “booster” vaccination efforts and developments with respect to COVID - 19 variants ; the pace of recovery when the pandemic subsides and the heightened impact it has on many of the risks described herein ; the effects of the pandemic on, among other things, the Company’s operations, liquidity, and credit quality ; general market and economic conditions ; unemployment ; possible adverse rulings, judgments, settlements and other outcomes of pending or future litigation (including litigation arising from the Company’s participation in and administration of programs related to the COVID - 19 pandemic) ; the ability of the Company to collect amounts due under loan agreements ; changes in consumer preferences and loan demand ; effectiveness of the Company's interest rate risk management strategies ; laws and regulations affecting financial institutions in general or relating to taxes ; the effect of pending or future legislation ; the ability of the Company to repurchase its common stock on favorable terms ; the ability of the Company to successfully implement its acquisition and branch strategy and integrate acquired institutions ; changes in interest rates, deposit flows, real estate values, and capital markets ; inflation ; customer acceptance of the Company's products and services ; changes or disruptions in technology and IT systems (including cyber threats, attacks and events) ; changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL) ; the benefits associated with the Company’s early retirement program and branch closures and sales ; and other risk factors . Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the U . S . Securities and Exchange Commission, including, without limitation, the Company’s Form 10 - K for the year ended December 31 , 2020 . Any forward - looking statement speaks only as of the date of this presentation , and the Company undertakes no obligation to update these forward - looking statements to reflect events or circumstances that occur after the date of this presentation . Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results . Non - GAAP Financial Measures . This presentation contains financial information determined by methods other than in accordance with U . S . generally accepted accounting principles (GAAP) . The Company's management uses these non - GAAP financial measures in their analysis of the Company's performance . These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax - exempt, as well as exclude from income available to common shareholders, non - interest income, and non - interest expense certain income and expenses related to significant non - core activities, such as merger - related expenses, expenses related to the Company’s early retirement program, gain on sale of branches, and net branch right - sizing expenses . In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets, and tangible book value, which exclude goodwill and other intangible assets . The Company further presents certain figures that are exclusive of the impact of PPP loans . The Company’s management believes that these non - GAAP financial measure are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, as well as normalize for tax effects . Management, therefore, believes presentations of these non - GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company's core businesses, and management uses these non - GAAP measures to assess the performance of the Company’s core businesses as related to prior financial periods . These non - GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . Where non - GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation .

(1) Non - GAAP measures that management believes aids in the discussion of results. See Appendix for Non - GAAP reconciliation (2) Market conditions and our capital needs will drive the decisions regarding additional, future stock repurchases. Q3 21 Highlights 3 1 2 3 4 5 Strong capital position and ability to organically generate capital allows us to return excess capital to shareholders (2) CET 1 ratio at 14 . 26% + 171 bps vs Sept - 20 Shares repurchased 1 . 8 M in Q 3 21 Simultaneously completed closing and conversion of Landmark Community Bank and Triumph Bank in October From date of announcement to closing and conversion ~4 months Commitment to maintaining a strong credit culture evidenced by credit metrics at historically low levels NPL ratio declines 16 bps vs Jun - 21 NPL coverage increases to 341 % Strong loan originations coupled with 4 th consecutive quarterly increase in commercial loan pipeline Solid results reflect our ability to focus on fundamentals while strategically navigating challenging environment EPS of $ 0 . 74 up 23% vs Q3 20 EPS up $0.05 vs 2Q21 ROE 10.42% ROTE (1) 17.43% Loan production of $1.5B in Q3 21 Commercial loan pipeline + 15 % vs Jun - 21

Q3 21 Results Overview 4

M&A: In just **4 months** since the date of the announcement…

8th largest bank in Tennessee (1)

LANDMARK — IT'S ALL ABOUT THE EXPERIENCE | Triumph Bank

June 7	Jun-Aug	Sept	Oct 8-11
Press Release	**Regulatory filings**	**Shareholder Approval**	**Simultaneously close and covert**
Announced agreements to acquire 2 Tennessee banks (Landmark, Triumph Bank)	S-4 filed on 7/21 S-4 effectiveness order 8/5 FRB filing on 6/29 FRB approval announced 8/12	Landmark shareholders approve merger Triumph shareholders approve merger	Close and covert over Columbus Day weekend Open on 10/12 as Simmons Bank

October 1, 2021

Simmons Bank LIBERTY★STADIUM

Announced Simmons Bank was in advanced negotiations with the City of Memphis to be the title sponsor of Liberty Bowl Memorial Stadium, home to the University of Memphis football team, Southern Heritage Classic and AutoZone Liberty Bowl, among other events



… we received approvals, closed and converted both banks

(1) After the closing of the transactions and based on FDIC deposit market share data as of June 30, 2021

Source: S&P Global Market Intelligence

5

Q3 21 Financial Highlights

Summary Income Statement $ in millions, except per share data	Q3 21	Q2 21	Q3 20	% Change vs Q2 21	% Change vs Q3 20	YTD Q3 21	% Change
Interest income	$163.9	$167.0	$179.7	(2) %	(9) %	$ 500.3	(14) %
Interest expense	18.7	20.4	26.1	(9)	(28)	61.9	(35)
Net interest income	145.2	146.5	153.6	(1)	(5)	438.5	(10)
Noninterest income [(1)]	48.6	47.1	69.5	3	(30)	145.2	(27)
Noninterest expense [(1)]	114.3	114.7	116.6	-	(2)	342.0	(5)
Operating income	79.5	79.0	106.5	1	(25)	241.7	(25)
Provision for (recapture of) credit losses	(19.9)	(13.0)	23.0	NM	NM	(31.4)	NM
Provision for income taxes	18.8	17.0	17.6	10	6	50.2	(7)
Net income	$80.6	$74.9	$65.9	8 %	22 %	$222.9	10 %
Diluted earnings per share	$0.74	$0.69	$0.60	7 %	23 %	$2.05	12 %

Key Performance Ratios	Q3 21	Q2 21	Q3 20	% Change vs Q2 21	% Change vs Q3 20	YTD Q3 21
Return on average assets	1.37 %	1.29 %	1.20 %			1.29 %
Return on average common equity	10.42	10.08	8.91			9.91
Return on average tangible common equity [(2)]	17.43	17.25	15.45			16.86
Efficiency ratio [(2)]	58.10	56.75	53.58			57.37
Net interest margin (FTE)	2.85	2.89	3.21			2.91
Book value per share	$28.42	$28.03	$26.98	1 %	5 %	
Tangible book value per share [(2)]	17.39	17.16	16.07	1	8	

NM – not meaningful FTE = Fully Taxable Equivalent Note: Columns may not foot due to rounding

(1) During Q221, certain debit and credit card transaction fees were reclassified from noninterest expense to noninterest income under the caption debit and credit card fees. Prior periods have been adjusted to reflect this reclassification

(2) Non-GAAP measures that management believes aids in the discussion of results. See Appendix for Non-GAAP reconciliation

6

$147.5 $149.4 $144.2 $145.5 $146.1 $156.5 $158.4 $150.8 $151.1 $150.2 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 CORE NII (1) Net Interest Income (1) Non - GAAP measure that management believes aids in the discussion of results. See Appendix for Non - GAAP reconciliation FTE – fully taxable equivalent Net Interest Income and Margin 7 Net Interest Income $ in millions; Fully Taxable Equivalent Net Interest Income Evolution $ in millions; Fully Taxable Equivalent Q2 21 Δ in PPP Contribution Δ in Accretion Contribution Δ in Interest Income (FTE) ex PPP & Accretion Δ in Interest Expense Q3 21 Net Interest Margin Fully taxable equivalent Loan & Deposits Yield/Rates Fully taxable equivalent (%) 3.21 3.22 2.99 2.89 2.85 3.02 3.04 2.86 2.78 2.77 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Net Interest Margin (%) Core Net Interest Margin (1) (%) 4.54 4.74 4.75 4.73 4.76 4.29 4.47 4.53 4.54 4.61 0.39 0.34 0.30 0.24 0.20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Loan Yield Core Loan Yield (1) Cost of Deposits

Noninterest Income

$ in millions	Q3 21	Q2 21	Q3 20	% Change vs Q2 21	% Change vs Q3 20
Service charges on deposit accounts	$11.6	$ 10.1	$ 10.4	15 %	11 %
Debit and credit card fees (1)	7.1	7.1	6.5	-	10
Trust income	7.1	7.2	6.7	(1)	6
Mortgage lending income	5.8	4.5	14.0	30	(58)
Other service charges and fees	2.0	2.0	1.8	(4)	11
Bank owned life insurance	2.6	2.0	1.6	26	62
Investment banking income	0.7	0.7	0.6	12	31
SBA lending income	0.2	0.3	0.3	(33)	(37)
Gain (loss) on sale of securities	5.2	5.1	22.3	2	(76)
Other	6.2	8.1	5.4	(23)	16
Total noninterest income	**$48.6**	**$47.1**	**$69.5**	**3 %**	**(30) %**
Core noninterest income (2)	**$48.8**	**$46.7**	**$69.1**	**5 %**	**(29) %**


Noninterest Income to Total Revenue
21.2% 21.1%
25.3% 23.1%
24.3% 24.2%
25.1% 25.1%
Q4 20 Q1 21 Q2 21 Q3 21
Noninterest Income/Total Revenue
Core Noninterest Income to Total Revenue (2)


Noninterest Income Per Employee (FTE)
$ in thousands
$14.8 $14.7
$17.6 $15.7
$16.9 $16.8
$17.7 $17.8
Q4 20 Q1 21 Q2 21 Q3 21
Noninterest Income per Employee
Core Noninterest Income per Employee (2)

Q3 21 Noninterest Income Analysis

- Positive trend in service charges on deposit accounts and debit and credit card fees reflects continued increase in customer usage
- Increase in bank owned life insurance reflects investment of excess liquidity in mid quarter Q2 21
- Actively recruiting trust and mortgage producers across the footprint to bolster fee income
- Q3 20 results aided by strong mortgage production during favorable market conditions


Revenue Per Employee (FTE)
$ in thousands
$69.6 $69.5
$69.7 $67.7
$69.6 $69.4
$70.7 $70.8
Q4 20 Q1 21 Q2 21 Q3 21
Revenue per Employee
Core Revenue per Employee (2)

(1) During 2021, certain debit and credit card transaction fees were reclassified from noninterest expense to noninterest income under the caption debit and credit card fees. Prior periods have been adjusted to reflect this reclassification

(2) Non-GAAP measure that management believes aids in the discussion of results. See Appendix for Non-GAAP reconciliation

FTE – full-time equivalent

8

Noninterest Expense

$ in millions	Q3 21	Q2 21	Q3 20	% Change vs Q2 21	% Change vs Q3 20
Salaries and employee benefits	$61.9	$60.3	$61.1	3 %	1 %
Occupancy expense, net	9.4	9.1	9.6	3	(3)
Furniture and equipment	4.9	4.9	6.2	1	(21)
Deposit insurance	1.9	1.7	2.2	11	(17)
OREO and foreclosure expense	0.3	0.9	0.6	(61)	(44)
Merger related costs	1.4	0.7	0.9	104	55
Other (1)	34.6	37.2	35.8	(7)	(3)
Total noninterest expense	**$114.3**	**$114.7**	**$116.6**	**- %**	**(2) %**
Core noninterest expense (2)	**$116.2**	**$113.5**	**$112.9**	**2 %**	**3 %**

Q3 21 Expense Analysis

- Increase in salaries and benefits reflects incentive accruals reflecting above target payouts compared to below target payouts in 2020
- Other expense includes $3.3 million reversal of mark-to-market adjustment related to branches held for sale
- Results reflect efforts to maintain strong expense discipline with **YTD expenses down 5%** (2% on a core basis (2))

Employees (full-time equivalent)



6% decrease
2,906
2,840
2,827
2,817
2,783
2,740
Q220
Q320
Q420
Q121
Q221
Q321

Noninterest Expense as a Percentage of Total Average Assets



Noninterest Expense
Core Noninterest Expense (2)
2.12%
2.04%
2.14%
2.07%
2.30%
2.07%
1.99%
1.97%
1.97%
1.95%
1.97%
2.00%
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21

(1) During Q221, certain debit and credit card transaction fees were reclassified from noninterest expense to noninterest income under the caption debit and credit card fees. Prior periods have been restated to reflect this change

(2) Non-GAAP measure that management believes aids in the discussion of results. See Appendix for Non-GAAP reconciliation

9

Q3 20 Q4 20 Q3 21 Q3 20 Q4 20 Q3 21 Branch Transactions Digital Transactions Transformation of distribution model reflects shift in customer usage Branch Rationalization 251 240 226 226 204 198 198 185 4Q 19 1Q 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Location Date Closed Number of Branches One - time Charge in millions Various July 2021 13 $0.4 Landrum Branches Feb. 2020 6 $0.4 Various June 2020 11 $1.9 Various Oct. 2020 23 $9.6 Branch Closings Location Date Sold Number of Branches Deposits in millions Loans in millions Gain on Sale in millions South TX Feb. 2020 5 $140 $261 $5.9 Colorado May 2020 4 $63 $121 $2.2 Illinois Mar. 2021 4 $138 $0.4 $5.3 Branch Sales Customer Transactions by Channel Digital up +18% Mobile Deposit Accounts Q3 20 Q4 20 Q3 21 Mobile Deposit Dollars Simmons Bank Mobile App… like having a bank in your pocket 4.8 out of 5 star rating on IOS app store 10

LOANS 11

Loan Portfolio: Elevated loan origination volume in the quarter… 12 PPP – Paycheck Protection Program Loan Portfolio Waterfall $ in millions Total loans at 6/30/21 Originations /Advances PPP Forgiveness Paydowns/ Payoffs & Other Total loans at 9/30/21 … offset by PPP forgiveness, planned run - off and paydowns $ in millions Original Balance 9/30/21 Balance 6/30/21 Balance $ Change # of Loans Originated Net Fees Remaining PPP Phase I $ 976 $ 22 $ 141 $ (119) 8,208 $ 0.2 PPP Phase II 319 190 300 (110) 5,219 8.3 Total $ 1,295 $ 212 $ 441 $ (229) 13,427 $ 8.5 Paycheck Protection Program ADDITIONAL INFORMATION ▪ $46M planned run - off in Energy portfolio ▪ $32M decrease in Mortgage Warehouse ▪ $124M increase in unfunded commitments ▪ Actively added new loan producers in 2021: • 29 commercial and community bankers • 8 mortgage loan officers • 15 wealth management associates

Commercial loan pipeline increases for the 4 th consecutive quarter… 13 (1) Quarterly amounts adjusted for branches sold in South Texas and Colorado during 2020 and Illinois in 2021 … suggesting loan demand is trending in a positive direction Commercial Loan Pipeline by Category (1) $ in millions $641 $219 $192 $247 $487 $340 $503 $220 $90 $112 $250 $408 $484 $483 $291 $72 $70 $177 $285 $467 $493 4.70% 4.10% 4.37% 4.12% 3.81% 3.77% 3.47% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Opportunity Proposal Ready to Close Rate - Ready to Close $1,152 $381 $374 $674 $1,180 $1,291 $1,480

Mortgage Loan Volume – Closed and Pipeline 14 $ in millions $126 $224 $243 $181 $183 $319 $408 $399 $326 $274 $242 $77 $92 $86 $51 $145 $239 $307 $214 $166 $120 $97 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Mortgage Closed Loan Volume Mortgage Pipeline Volume Mortgage originations in Q3: 61% purchase 39% refinance Mortgage Loan Volume – Closed in 2019 $774 Million Mortgage Loan Volume – Closed in 2020 $1.3 Billion Mortgage Loan Volume – Closed YTD 2021 $842 Million

Breakout: Loan Portfolio by Category 15 as of June 30, 2021 as of September 30, 2021 $ in millions Balance $ % of Total Loans Balance $ % of Total Loans Classified $ Nonperforming $ ACL % Unfunded Commitment $ Unfunded Commitment Reserve Total Loan Portfolio Consumer - Credit Card 178 1% 176 2% 1 1 2.7% - Consumer - Other 182 2% 182 2% 1 - 0.7% 21 Real Estate - Construction 1,428 12% 1,230 11% 8 2 1.6% 764 Real Estate - Commercial 5,333 47% 5,309 49% 201 21 2.8% 187 Real Estate - Single - family 1,608 14% 1,541 14% 26 18 0.4% 206 Commercial 1,633 14% 1,609 15% 44 17 1.0% 1,013 Payroll Protection Plan (PPP) 441 4% 212 2% - - - - Mortgage Warehouse 307 3% 275 2% - - 0.2% - Agriculture 193 2% 217 2% 1 - 0.6% 62 Other 83 1% 74 1% - - 2.2% 1 Total Loan Portfolio 11,386 100% 10,825 100% 282 59 1.87% 2,254 1.0% Loan Concentration : C&D 58% 51% CRE 211% 218% Select Loan Categories (excluding PPP) Retail 1,149 10% 1,098 10% 20 4 4.5% 101 Nursing / Extended Care 414 4% 387 4% 10 - 1.2% 27 Healthcare 443 4% 404 4% 9 - 0.6% 80 Multifamily 647 6% 582 5% 18 - 1.2% 85 Hotel 888 8% 814 8% 110 9 6.1% 10 Restaurant 460 4% 386 4% 5 2 2.5% 11 NOO Office 709 6% 643 6% 2 - 4.0% 40 Energy 174 2% 128 1% 22 7 7.6% 45

DEPOSITS, LIQUIDITY, SECURITIES, INTEREST RATE SENSITIVITY AND CAPITAL 16

Deposits: While demonstrating our ability to generate deposits… 17 … we have also strategically changed the mix and cost structure $ in billions 1.09% 0.94% 0.80% 0.44% 0.39% 0.34% 0.30% 0.24% 0.20% 0.15% 0.25% 0.35% 0.45% 0.55% 0.65% 0.75% 0.85% 0.95% 1.05% 1.15% $0.0 $2.5 $5.0 $7.5 $10.0 $12.5 $15.0 $17.5 $20.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Noninterest Bearing Interest Bearing Transactions Time Deposits Cost of Deposits $13.5 $16.1 $15.6 $16.6 $16.2 $17.0 $18.2 $18.3 $18.1 As a % of Total Deposits Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Noninterest Bearing 22.6% 23.2% 23.0% 27.7% 27.4% 26.4% 26.9% 26.7% 27.2% Interest Bearing Transactions 54.5% 56.4% 56.8% 54.0% 55.4% 56.9% 56.5% 57.7% 59.2% Time Deposits 22.9% 20.3% 20.2% 18.2% 17.2% 16.7% 16.6% 15.5% 13.6% Deposit Mix

18 FTE – fully taxable equivalent Cash and Cash Equivalents $ in millions Securities Portfolio Summary $ in millions Liquidity, Securities and Interest Rate Sensitivity As of 9/30/21 Par Value Yield (FTE) Effective Duration AFS HTM Fixed Rate MBS $2,938 1.24% 3.76 98% 2% Municipal 2,702 2.68% 8.11 56% 44% Treasury/Agency 495 1.76% 6.11 52% 48% Corporate 395 2.90% 5.94 96% 4% Other 114 1.52% 4.48 100% - Variable Rate 1,502 0.36% 1.00 100% - Total $8,146 1.68% 4.96 81% 19% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Cash & Cash Equivalents Short-Term Variable Rate Securities $546 $1,052 $1,792 $2,600 $4,103 • Net securities purchases totaling $ 904 million in the quarter, including the redeployment of excess cash into variable rate securities ( $ 226 million) • Reclassified $ 502 million of securities from AFS to HTM Q3 21 Summary • Approximately $ 3 . 3 billion of liquidity including cash and cash equivalents and variable rate securities at 9 / 30 / 21 • Securities portfolio effective duration, net of swap, at 4 . 3 at 9 / 30 / 21 • Entered into $ 1 billion matched swap on fixed rate securities Interest Rate Sensitivity Over the next 12 months - 2.0% 3.0% 6.7% Down 100 bps Up 100 bps Up 200 bps $710 $585 $2,577 $3,527 $3,606 $3,286

9.8% 10.2% 10.9% 13.4% 14.3% 2017 2018 2019 2020 Q3 21 W ELL C APITALIZED 8.0% 9.8% 10.2% 10.9% 13.4% 14.3% 2017 2018 2019 2020 Q3 21 11.4% 13.4% 13.7% 16.8% 17.4% 2017 2018 2019 2020 Q3 21 9.2% 8.8% 9.6% 9.1% 9.1% 2017 2018 2019 2020 Q3 21 (1) As of December 31, except where otherwise stated (2) Non - GAAP measure that management believes aids in the discussion of results. See Appendix for Non - GAAP reconciliation 19 W ELL C APITALIZED 5.0% 9.2% Excluding PPP Loans (2) Tier 1 Leverage Ratio (1) CET1 Capital Ratio (1) W ELL C APITALIZED 6.5% Tier 1 Risk - Based Capital Ratio (1) Total Risk - Based Capital Ratio (1) W ELL C APITALIZED 10.0% Strong Capital Position: Disciplined capital management process… … has allowed us to effectively manage our risk profile while also well - positioning us to take advantage of future growth opportunities …

$22.65 $24.33 $26.30 $27.53 $27.04 $28.03 $28.42 2017 2018 2019 2020 Q1 21 Q2 21 Q3 21 (1) As of December 31, except where otherwise stated (2) Non - GAAP measure that management believes aids in the discussion of results. See Appendix for Non - GAAP reconciliation (3) Based on October 13, 2021 closing stock price of $30.31 (4) Market conditions and our capital needs will drive the decisions regarding additional, future stock repurchases. * Represents the annualized cash dividend rate based on the current quarterly cash dividend on the Company’s Class A common s toc k ($0.18 *4). The future payment of dividends is not guaranteed and is subject to various factors, including approval by the Com pany’s board of directors … without losing focus on creating long - term shareholder value … Book Value Per Common Share (1) 25% increase $12.34 $14.18 $15.89 $16.56 $16.13 $17.16 $17.39 2017 2018 2019 2020 Q1 21 Q2 21 Q3 21 Tangible Book Value Per Common Share (1) (2) 41% increase … and returning excess capital through cash dividends and share repurchases $0.20 $0.22 $0.24 $0.27 $0.29 $0.31 $0.34 $0.37 $0.38 $0.38 $0.38 $0.38 $0.40 $0.42 $0.44 $0.46 $0.48 $0.50 $0.60 $0.64 $0.68 $0.72 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021* $10.1 $93.3 $0.0 $0.0 $20.0 $3.1 $0.0 $51.4 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Suspended Plan Proven Dividend Record Share Repurchase Program (4) 112 consecutive years 30 - 35% targeted payout ratio 2.3% dividend yield (3) Q3 Share Repurchase Summary 1.8 million shares repurchased in the quarter $28.48 weighted average price $98.5 million remaining capacity 20

Q3 21 Credit Quality 21

Source: S&P Global Market Intelligence 2016 - 2020 (which metrics are as of December 31 of the relevant year) (1) ALLL for 2016 – 2019 and ACL 2020 – 2021 Q3 (2) YTD annualized net charge - offs 22 Nonperforming loans / Loans ACL/ALLL (1) / Loans (%) and ACL/ALLL ($) Nonperforming Assets / Assets Credit Quality: Commitment to strong underwriting standards … … is reflected in asset quality metrics trending toward historically low levels 1.68% 0.81% 0.67% 0.65% 0.96% 0.55% 2016 2017 2018 2019 2020 Q3 21 $ in millions $36 $42 $57 $68 $238 $203 0.66% 0.39% 0.48% 0.46% 1.85% 1.87% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 2016 2017 2018 2019 2020 Q3 21 1.45% 0.83% 0.64% 0.55% 0.64% 0.31% 2016 2017 2018 2019 2020 Q3 21 Quarterly Trend 9/30/21 06/30/21 Change NPL / Loans 0.55% 0.71% (16) bps Nonperforming Loans (in millions) $59.4 $80.9 ($21.5) NPA / Assets 0.31% 0.42% (11) bps Nonperforming Assets (in millions) $72.9 $97.2 ($24.3) Past Due 30+ Days / Loans 0.09% 0.16% (7) bps Net Charge - offs (2) / Loans (YTD) 0.06% 0.01% +5 bps Credit Card Portfolio Net Charge - off Ratio (2) (YTD) 1.38% 1.58% (20) bps ACL / Loans 1.87% 2.00% (13) bps

Allowance for Credit Losses (ACL): Reflects continued improvement…

Allowance for Credit Losses on Loans and Loan Coverage

$ in millions	ACL	Loan Discount	Total Loan Coverage	ACL / Loans	ACL/ Loans excluding PPP (1)
ACL as of 12/31/20	**$ 238.0**	**$ 0**	**$ 238.0**	**1.85%**	**1.98%**
Q1 21 Provision	0.0		0.0		
Q1 21 Net charge-offs	(2.9)		(2.9)		
ACL as of 3/31/21	**$ 235.1**	**$ 0**	**$ 235.1**	**1.93%**	**2.06%**
Q2 21 Recapture of Provision	(10.0)		(10.0)		
Q2 21 Net recoveries	2.1		2.1		
ACL as of 6/30/21	**$ 227.2**	**$ 0**	**$ 227.2**	**2.00%**	**2.08%**
Q3 21 Recapture of Provision	(19.9)		(19.9)		
Q3 21 Net Charge-offs	(4.8)		(4.8)		
ACL as of 9/30/21	**$ 202.5**	**$ 0**	**$ 202.5**	**1.87%**	**1.91%**

Reserve for Unfunded Commitments

$ in millions	as of 9/30/20	as of 12/31/20	As of 3/31/21	As of 6/30/21	As of 9/30/21
Unfunded Commitments	$2,344	$2,051	$2,039	$2,130	$2,254
Reserve	$24.4	$22.4	$22.4	$22.4	$22.4
Reserve / Unfunded Balance	1.0%	1.1%	1.1%	1.1%	1.0%

ACL Methodology as of 9/30/21:

- Quantitative allocation: **0.80%**
  Moody's September 2021 scenarios with management's weighting: *S1 (22%) / Baseline (64%) / S2 (14%)*
- Qualitative allocation: **1.07%**
- Total ACL / Loans: **1.87%**

… in credit quality trends and expected Moody's economic scenarios

ACL = Allowance for Credit Losses on Loans

(1) Non-GAAP measure that management believes aids in the discussion of results. See Appendix for Non-GAAP reconciliation

23

Key Takeaways and Management Outlook 24

Key Takeaways and Management Outlook 25 1 Effectively managing the current economic environment without sacrificing future growth potential 2 Committed to maintaining a strong credit culture and capital position that reflects our risk profile while returning excess capital to shareholders 3 Reinvesting in our franchise by enhancing our growth profile via M&A, adding revenue producing associates and boosting technology capabilities Management Outlook Net interest margin: continue to be impacted by excess liquidity but poised to benefit from balance sheet growth and rising rates Core Noninterest Income/Expense: expect core noninterest income/expense in line with current trends while meeting previously conveyed cost savings guidance with respect to Landmark and Triumph acquisitions Provision Expense: will reflect changes in Moody’s forecast as well as organic and acquired loan growth

APPENDIX 26

Non-GAAP Reconciliations

$ in thousands	2017	2018	2019	2020	Q3 2020	Q2 2021	Q3 2021	YTD 2021
Calculation of Return on Tangible Common Equity								
Net income available to common stockholders	$ 92,940	$ 215,713	$ 237,828	$ 254,852	$ 65,885	$ 74,911	$ 80,561	$ 222,879
Amortization of intangibles, net of taxes	4,659	8,132	8,720	9,968	2,483	2,462	2,460	7,392
Total income available to common stockholders (non-GAAP)	$ 97,599	$ 223,845	$ 246,548	$ 264,820	$ 68,368	$ 77,373	$ 83,021	$ 230,271
Average common stockholders' equity	$ 1,390,815	$ 2,157,097	$ 2,396,024	$ 2,921,039	$ 2,942,045	$ 2,980,609	$ 3,067,205	$ 3,007,181
Average intangible assets:								
Goodwill	(455,453)	(845,308)	(921,635)	(1,065,190)	(1,064,893)	(1,075,305)	(1,075,305)	(1,075,305)
Other intangibles	(68,896)	(97,820)	(104,000)	(118,812)	(116,385)	(105,785)	(102,576)	(106,043)
Total average intangibles	(524,349)	(943,128)	(1,025,635)	(1,184,002)	(1,181,278)	(1,181,090)	(1,177,881)	(1,181,348)
Average tangible common stockholders' equity (non-GAAP)	$ 866,466	$ 1,213,969	$ 1,370,389	$ 1,737,037	$ 1,760,767	$ 1,799,519	$ 1,889,324	$ 1,825,833
Return on average common equity	6.68%	10.00%	9.93%	8.72%	8.91%	10.08%	10.42%	9.91%
Return on tangible common equity (non-GAAP)	11.26%	18.44%	17.99%	15.25%	15.45%	17.25%	17.43%	16.86%

27

Non-GAAP Reconciliations

$ in thousands	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Calculation of Core Noninterest Income to Revenue					
Net Interest Income	$ 153,610	$ 154,960	$ 146,681	$ 146,533	$ 145,237
Noninterest income	69,479	41,761	49,549	47,115	48,550
Total Revenue (GAAP)	$ 223,089	$ 196,721	$ 196,230	$ 193,648	$ 193,787
Noninterest Income (GAAP)	$ 69,479	$ 41,761	$ 49,549	$ 47,115	$ 48,550
Non-core Items (non-GAAP)	(370)	(275)	(5,477)	(445)	239
Core Noninterest Income (non-GAAP)	$ 69,109	$ 41,486	$ 44,072	$ 46,670	$ 48,789
Net Interest Income	$ 153,610	$ 154,960	$ 146,681	$ 146,533	$ 145,237
Core Noninterest Income (non-GAAP)	69,109	41,486	44,072	46,670	48,789
Core Total Revenue (non-GAAP)	$ 222,719	$ 196,446	$ 190,753	$ 193,203	$ 194,026
Noninterest Income / Revenue (GAAP)	31.1%	21.2%	25.3%	24.3%	25.1%
Core Noninterest Income / Revenue (non-GAAP)	31.0%	21.1%	23.1%	24.2%	25.1%
Calculation of Total Revenue and Noninterest Income per Employee (FTE)					
Employees (FTE)		2,827	2,817	2,783	2,740
Total Revenue per Employee (FTE)		$ 69.6	$ 69.7	$ 69.6	$ 70.7
Core total Revenue per Employee (FTE) (non-GAAP)		$ 69.5	$ 67.7	$ 69.4	$ 70.8
Noninterest Income per Employee (FTE)		$ 14.8	$ 17.6	$ 16.9	$ 17.7
Core Noninterest Income per Employee (FTE) (non-GAAP)		$ 14.7	$ 15.7	$ 16.8	$ 17.8

FTE – full-time equivalent

28

Non-GAAP Reconciliations

$ in thousands	2017	2018	2019	2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Calculation of Efficiency Ratio									
Noninterest expense	$ 309,988	$ 387,993	$ 456,283	$ 487,585	$ 116,577	$ 125,840	$ 113,002	$ 114,657	$114,333
Non-core non-interest expense adjustment	(27,357)	(6,118)	(42,972)	(21,529)	(3,690)	(12,489)	(858)	(1,154)	1,879
Other real estate and foreclosure expense adjustment	(3,042)	(4,240)	(3,282)	(1,706)	(600)	(545)	(343)	(863)	(339)
Amortization of intangibles adjustment	(7,666)	(11,009)	(11,805)	(13,495)	(3,362)	(3,351)	(3,344)	(3,333)	(3,331)
Efficiency ratio numerator	$ 271,923	$ 366,626	$ 398,224	$ 450,855	$ 108,925	$ 109,455	$ 108,457	$ 109,307	$ 112,542
Net interest income	$ 354,930	$ 552,552	$ 601,753	$ 639,734	$ 153,610	$ 154,960	$ 146,6814	$ 146,533	$ 145,237
Noninterest income	136,374	139,660	200,202	242,618	69,479	41,761	49,549	47,115	48,550
Non-core noninterest income adjustment	(3,972)	-	-	(8,738)	(370)	(275)	(5,477)	(445)	239
Fully tax-equivalent adjustment[1]	7,723	5,297	7,322	11,001	2,864	3,482	4,163	4,548	4,941
(Gain) loss on sale of securities	1,059)	(61)	(13,314)	(54,806)	(22,305)	(16)	(5,471)	(5,127)	(5,248)
Efficiency ratio denominator	$ 493,996	$ 697,448	$ 795,463	$ 829,809	$ 203,278	$ 199,912	$ 189,445	$ 192,624	$ 193,719
Efficiency ratio[2]	55.05%	52.57%	50.03%	54.33%	53.58%	54.75%	57.25%	56.75%	58.10%

$ in thousands	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Calculation of Core Noninterest Expense						
Noninterest expense (GAAP)	$ 115,461	$ 116,577	$ 125,840	$ 113,002	$ 114,657	$ 114,333
Merger related costs	(1,830)	(902)	(731)	(233)	(686)	(1,401)
Branch Right sizing	(1,721)	(442)	(11,696)	(625)	(468)	3,280
Early retirement program	(493)	(2,346)	(62)	-	-	-
Core noninterest expense (non-GAAP)	$ 111,417	$ 112,887	$ 113,351	$ 112,144	$ 113,503	$ 116,212
Calculation of Noninterest Expense to Average Assets						
Noninterest expense (GAAP)	$ 115,461	$ 116,577	$ 125,840	$ 113,002	$ 114,657	$ 114,333
Core noninterest expense (non-GAAP)	$ 111,417	$ 112,887	$ 113,352	$ 112,144	$ 113,503	$ 116,212
Average total assets	$21,822,273	$21,765,321	$21,852,094	$22,738,821	$23,257,921	$23,255,541
Noninterest expense to average total assets	2.12%	2.14%	2.30%	1.99%	1.97%	1.97%
Core noninterest expense to average total assets (non-GAAP)	2.04%	2.07%	2.07%	1.97%	1.95%	2.00%

(1) Effective tax rate of 26.135%for 1018 – 2021 and 39.225% for 2017, adjusted for non-deductible merger-related costs and deferred tax items on P&C

(2) Efficiency ratio is core noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items

29

Non-GAAP Reconciliations

$ in thousands	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Calculation of Core Net Interest Margin					
Net interest income	$ 153,610	$ 154,960	$ 146,681	$ 146,533	$ 145,237
Fully tax-equivalent adjustment	2,864	3,482	4,163	4,548	4,941
Fully tax-equivalent net interest income	156,474	158,442	150,844	151,081	150,178
Total accretable yield	(8,948)	(8,999)	(6,630)	(5,619)	(4,122)
Core net interest income (non-GAAP)	$ 147,526	$ 149,443	$ 144,214	$ 145,462	$ 146,056
PPP loan and excess liquidity interest income (non-GAAP)	(6,131)	(6,983)	(12,257)	(9,445)	(10,064)
Core net interest income adjusted for PPP loans and liquidity (non-GAAP)	$ 150,343	$ 151,459	$ 138,587	$ 141,636	$140,114
Average earning assets	$ 19,415,314	$ 19,573,651	$ 20,484,908	$ 20,959,642	$ 20,901,992
Average PPP loan balance and excess liquidty	(2,359,928)	(2,837,125)	(3,617,567)	(2,659,831)	(1,475,098
Average earning assets adjusted for PPP loans and liquidity (non-GAAP)	$ 17,055,386	$ 16,736,526	$ 16,867,341	$ 18,299,811	$ 19,426,894
Net interest margin	3.21%	3.22%	2.99%	2.89%	2.85%
Core net interest margin (non-GAAP)	3.02%	3.04%	2.86%	2.78%	2.77%
Core net interest margin adjusted for PPP loans and liquidity (non-GAAP)	3.51%	3.60%	3.33%	3.10%	2.86%
Calculation of Adjusted Pre-Tax, Pre-Provision (PTPP) Earnings					
Net income available to common shareholders	$ 65,885	$ 52,955	$ 67,407	$ 74,911	$ 80,561
Provision for income taxes	17,633	10,970	14,363	17,018	18,770
Provision for credit losses	22,981	6,943	1,445	(12,951)	(19,890)
(Gain) loss on sale of securities	(22,305)	(16)	(5,471)	(5,127)	(5,248)
Net pre-tax non-core items	3,320	12,214	(4,619)	709	(1,640)
Pre-tax, pre-provision (PTTP) earnings	$ 87,514	$ 83,066	$ 73,125	$ 74,560	$ 72,553

30

31 Non - GAAP Reconciliations $ in thousands, except per share and share count 2017 2018 2019 2020 Calculation of Book Value and Tangible Book Value per Share Total common stockholders' equity $ 2,084,564 $ 2,246,434 $ 2,988,157 $ 2,975,889 Intangible assets: Goodwill (842,651) (845,687) (1,055,520) (1,075,305) Other intangible assets (106,071) (91,334) (127,340) (111,110) Total intangibles (948,722) (937,021) (1,182,860) (1,186,415) Tangible common stockholders' equity (non - GAAP) $ 1,135,842 $ 1,309,413 $ 1,805,297 $ 1,789,474 Shares of common stock outstanding 92,029,118 92,347,643 113,628,601 108,077,662 Book value per common share $ 22.65 $ 24.33 $ 26.30 $ 27.53 Tangible book value per common share (non - GAAP) $ 12.34 $ 14.18 $ 15.89 $ 16.56 Q3 Q1 Q2 Q3 $ in thousands, except per share and share count 2020 2021 2021 2021 Calculation of Book Value and Tangible Book Value per Share Total common stockholders' equity $ 2,941,474 $ 2,930,008 $ 3,038,599 $ 3,029,764 Intangible assets: Goodwill (1,075,305) (1,075,305) (1,075,305) (1,0745,305) Other intangible assets (114,460) (107,091) (103,759) (100,428) Total intangibles (1,189,765) (1,182,396) (1,179,064) (1,175,733) Tangible common stockholders' equity (non - GAAP) $ 1,751,709 $ 1,747,612 $ 1,859,535 $ 1,854,031 Shares of common stock outstanding 109,023,781 108,345,732 108,386,669 106,603,231 Book value per common share $ 26.98 $ 27.04 $ 28.03 $ 28.42 Tangible book value per common share (non - GAAP) $ 16.07 $ 16.13 $ 17.16 $ 17.39

Non-GAAP Reconciliations

$ in thousands	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Calculation of Core Loan Yield					
Loan interest income (FTE)	$ 163,379	$ 160,306	$ 146,601	$ 138,987	$ 132,399
Total accretable yield	(8,948)	(8,999)	(6,630)	(5,619)	(4,122)
Core loan interest income (non-GAAP)	154,431	151,307	$ 139,971	$ 133,368	$ 128,277
PPP loan interest income	(5,782)	(6,457)	(11,652)	(8,958)	(9,614)
Core loan interest income excluding PPP loans (non-GAAP)	$ 148,649	$ 144,850	$ 128,319	$ 124,410	$ 118,663
Average loan balance	$ 14,315,014	$ 13,457,077	$ 12,518,300	$ 11,783,839	$ 11,030,438
Average PPP loan balance (non-GAAP)	(967,152)	(937,544)	(891,070)	(707,296)	(359,828)
Core loan interest income excluding PPP loans (non-GAAP)	$ 13,347,862	$ 12,519,533	$ 11,627,230	$ 11,076,543	$ 10,670,610
Core loan yield (non-GAAP)	4.29%	4.47%	4.53%	4.54%	4.61%
Core loan yield excluding PPP loans (non-GAAP)	4.43%	4.60%	4.48%	4.51%	4.41%
Calculation of Loan Yield Adjusted for PPP Loans					
Loan interest income (FTE)	$ 163,379	$ 160,306	$ 146,601	$ 138,987	$ 132,399
PPP loan interest income	(5,782)	(6,457)	(11,652)	(8,958)	(9,614)
Loan interest income excluding PPP loans (non-GAAP)	$ 157,597	$ 153,849	$ 134,949	$ 130,029	$ 122,785
Average loan balance	$ 14,315,014	$ 13,457,077	$ 12,518,300	$ 11,783,839	$ 11,030,438
Average PPP loan balance	(967,152)	(937,544)	(891,070)	(707,296)	(359,828)
Average loan balance excluding PPP loans (non-GAAP)	$ 13,347,862	$ 12,519,533	$ 11,627,230	$ 11,076,543	$ 10,670,610
Loan yield	4.54%	4.74%	4.75%	4.73%	4.76%
Loan yield excluding PPP loans (non-GAAP)	4.70%	4.89%	4.71%	4.71%	4.61%
Calculation of Allowance for Credit Losses to Total Loans					
Allowance for credit losses (GAAP)		$ 238,050	$ 235,116	$ 227,239	$ 202,508
Total loans (GAAP)		$ 12,900,897	$ 12,195,873	$ 11,386,352	$ 10,825,227
PPP loan balance		(904,673)	(797,629)	(441,353)	(212,087)
Total loans excluding PPP loans (non-GAAP)		$ 11,996,224	$ 11,398,244	$ 10,944,999	$ 10,613,140
Allowance for credit losses to total loans		1.85%	1.93%	2.00%	1.87%
Allowance for credit losses to total loans excluding PPP (non-GAAP)		1.98%	2.06%	2.08%	1.91%

32

Non - GAAP Reconciliations 33 Q3 Q4 Q1 Q2 Q3 $ in thousands 2020 2020 2021 2021 2021 Calculation of Regulatory Tier 1 Leverage Ratio Excluding Average PPP Loans Total Tier 1 capital $ 1,868,173 $ 1,884,563 $ 1,939,868 $ 2,000,023 $ 2,012,059 Adjusted average assets for leverage ratio $ 20,652,454 $ 20,765,127 $ 21,668,406 $ 22,244,118 $ 22,199,822 Average PPP loans (967,152) (937,544) (891,070) (707,296) (359,828) Adjusted average assets excluding average PPP loans (non - GAAP) $ 19,685,302 $ 19,827,583 $ 20,777,336 $ 21,536,822 $ 21,839,994 Tier 1 leverage ratio 9.05% 9.08% 8.95% 8.99% 9.06% Tier 1 leverage ratio excluding average PPP loans (non - GAAP) 9.49% 9.50% 9.34% 9.29% 9.21%

Contents 3 Q3 Key Highlights 4 Q3 Results Overview 11 Loans 16 Deposits, Liquidity, Securities, Interest Rate Sensitivity & Capital 21 Credit Quality 24 Key Takeaways and Management Outlook 26 Appendix 3 rd Quarter 2021 Earnings Presentation | NASDAQ: SFNC